                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 240.14a-11(c) or Rule 240.14a-12

                                 NATIONAL MEDIA CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined)
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
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     (4) Date Filed:
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
                                     [LOGO]

                           NATIONAL MEDIA CORPORATION
                            15821 VENTURA BOULEVARD
                                   5TH FLOOR
                         LOS ANGELES, CALIFORNIA 91436

                                January 25, 1999

DEAR FELLOW STOCKHOLDER:

    On behalf of the Board of Directors, I am pleased to invite you to attend a special meeting of stockholders of National Media Corporation (the "Company") to be held on Thursday, February 25, 1999, at 10:00 a.m., at the offices of the Company at 15821 Ventura Boulevard, 5th Floor, Los Angeles, California 91436.

    At the special meeting, stockholders will vote upon a proposal to change the Company's name from National Media Corporation to E4L, Inc. The proxy statement describes in detail the proposed name change. I encourage you to read the proxy carefully.

    I am delighted you have chosen to invest in the Company and hope that, whether or not you plan to attend the special meeting, you will vote as soon as possible by completing, signing and returning the enclosed proxy card in the envelope provided. The prompt return of your proxy will save expenses involved in further communications. Your vote is important. Voting by written proxy will ensure your representation at the special meeting if you do not attend in person.

    I look forward to seeing you at the special meeting.

                                          Very truly yours,

                                          [signature]

                                          Stephen C. Lehman
                                          Chairman of the Board
                                          and Chief Executive Officer

                                     [LOGO]

                           NATIONAL MEDIA CORPORATION
                            15821 VENTURA BOULEVARD
                                   5TH FLOOR
                         LOS ANGELES, CALIFORNIA 91436

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON FEBRUARY 25, 1999

TO THE STOCKHOLDERS:

    NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the "Special Meeting") of National Media Corporation, a Delaware corporation (the "Company"), will be held on Thursday, February 25, 1999 at 10:00 a.m. at the offices of the Company at 15821 Ventura Boulevard, 5th Floor, Los Angeles, California 91436, for the following purposes:

1. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation to change the name of the Company to E4L, Inc.

2. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

    The Board of Directors has fixed the close of business on January 21, 1999 as the record date for determining the stockholders entitled to receive notice of and to vote, either in person or by proxy, at the Special Meeting and at any and all adjournments or postponements thereof.

    Management welcomes your attendance at the Special Meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. The prompt return of your proxy will save expenses involved in further communications. Your proxy will not affect your right to vote in person if you attend the Special Meeting. Failure to return a properly executed proxy card or failure to vote in person at the Special Meeting will have the same effect as a vote against the proposal set forth in the Proxy Statement.

                                          By Order of the Board of Directors

                                          [signature]

                                          Daniel M. Yukelson
                                          Executive Vice President/Finance,
                                          Chief Financial Officer
                                          and Secretary

Los Angeles, California
January 25, 1999

                            YOUR VOTE IS IMPORTANT.
     TO VOTE YOUR SHARES, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY
      AND MAIL IT PROMPTLY IN THE ENCLOSED, POSTAGE-PAID RETURN ENVELOPE.

                                     [LOGO]

                           NATIONAL MEDIA CORPORATION
                            15821 VENTURA BOULEVARD
                                   5TH FLOOR
                         LOS ANGELES, CALIFORNIA 91436

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

The enclosed proxy is solicited by the Board of Directors of National Media Corporation, a Delaware corporation (the "Company"), for use at a special meeting of stockholders of the Company (the "Special Meeting") to be held on Thursday, February 25, 1999, at 10:00 a.m. at the offices of the Company at 15821 Ventura Boulevard, 5th Floor, Los Angeles, California 91436 or at any adjournments or postponements thereof. This Proxy Statement and accompanying proxy are first being mailed to the Company's stockholders on or about January 25, 1999.

              VOTING AT THE SPECIAL MEETING; REVOCATION OF PROXIES

    The Board of Directors has fixed the close of business on January 21, 1999 as the record date (the "Record Date") for determining the stockholders entitled to notice of and to vote at the Special Meeting. As of the Record Date there were (i) 30,450,988 shares of common stock, par value $.01 per share ("Common Stock") issued and outstanding, each of which is entitled to one vote as to all matters to be acted upon at the Special Meeting; (ii) 5,000 shares of Series B Convertible Preferred Stock, par value $.01 per share (the "Series B Preferred Stock") issued and outstanding, each of which is entitled to 14.8 votes per share as to all matters to be voted upon at the Special Meeting; and (iii) 20,000 shares of Series E Convertible Preferred Stock, par value $.01 per share (the "Series E Preferred Stock" and, together with the Series B Preferred Stock, the "Voting Preferred Stock"), each of which is entitled to 666 votes per share as to all matters to be voted upon at the Special Meeting. The presence, in person or by properly executed proxy, of the holders of a majority of the Common Stock and the Voting Preferred Stock entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting. Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Special Meeting or at any adjournments or postponements thereof.

    Shares of Common Stock and Voting Preferred Stock represented at the Special Meeting in person or by proxy will be counted for the purposes of determining whether a quorum is present at the Special Meeting. Shares which abstain from voting as to a particular matter will be treated as shares that are present and entitled to vote at the Special Meeting for purposes of determining whether a quorum exists, but will not be counted as votes cast on such matter. If a broker or nominee holding stock in "street name" indicates on a proxy that it does not have discretionary authority to vote as to a particular matter ("broker non-votes"), those shares will be treated as present and entitled to vote at the Special Meeting for purposes of determining whether a quorum exists, but will not be counted as votes cast on such matter. Further, abstentions (but not broker non-votes) will have the same effect as votes against approval of the proposal set forth in this Proxy Statement.

    On all matters presented to the Company's stockholders for a vote at the Special Meeting, the Common Stock and the Voting Preferred Stock will vote as a single class. All shares of Common Stock and Voting Preferred Stock which are entitled to vote and are represented at the Special Meeting by properly executed proxies received prior to or at the Special Meeting, and not revoked, will be voted at the Special Meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated

(other than in the case of broker non-votes), such proxies will be voted for approval and adoption of the proposal set forth in this Proxy Statement.

    The Board of Directors does not intend to bring any matter before the Special Meeting other than the matter specifically referred to in the notice of the Special Meeting, nor does the Board of Directors know of any other matter which anyone else proposes to present for action at the Special Meeting. However, if any other matter is properly brought before the Special Meeting, the persons named in the accompanying proxy or their duly constituted substitutes acting at the Special Meeting will be deemed authorized to vote or otherwise act thereon in accordance with their judgment on such matter. Proxies indicating a vote against the proposal contained herein may not be voted by the persons indicated in the accompanying proxy or their duly constituted substitutes for adjournment of the Special Meeting for the purpose of giving management additional time to solicit votes to approve such proposals.

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the taking of a vote at the Special Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of the Company before the taking of a vote at the Special Meeting or (iii) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent to National Media Corporation, 15821 Ventura Boulevard, 5th Floor, Los Angeles, California 91436, Attention: Corporate Secretary, or hand delivered to the Corporate Secretary of the Company at or before the taking of the vote at the Special Meeting.

    Enclosed herewith are WHITE proxy card(s) for use by holders of the Company's Common Stock, WHITE proxy card(s) with a BLUE STRIPE for use by the holder of the Series B Preferred Stock and/or WHITE proxy card(s) with a GREEN STRIPE for use by the holders of the Series E Preferred Stock. Properly executed proxies will be voted in accordance with the instructions therein. In the absence of instruction, the shares of Common Stock and Voting Preferred Stock represented at the Special Meeting by the enclosed proxy will be voted FOR the proposal set forth herein.

                            SOLICITATION OF PROXIES

    All expenses of the Company's solicitation of proxies for the Special Meeting will be borne by the Company. In addition to solicitation by use of the mails, proxies may be solicited from the Company's stockholders by directors, officers and employees of the Company in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. The Company reserves the right to retain a proxy solicitation firm for assistance in connection with the solicitation of proxies for the Special Meeting, should the Board of Directors deem such action prudent. Arrangements will also be made with brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy solicitation materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries, and the Company will reimburse such brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection therewith.

                               CHANGE IN CONTROL

    On August 13, 1998, the Company announced the execution of definitive agreements related to a transaction pursuant to which NM Acquisition Co., LLC ("ACO"), a Delaware limited liability company comprised of an investor group led by Stephen C. Lehman, Eric R. Weiss and Daniel M. Yukelson, agreed to acquire a substantial equity interest in, and operational control of, the Company through an investment of a minimum of $30,000,000 (the "Transaction"). ACO is managed by Temporary Media Co., LLC, a Delaware limited liability company ("TMC") of which Messrs. Lehman, Weiss and Yukelson are the managing members. In connection with the execution of the definitive agreements regarding the Transaction, ACO consummated the acquisition of 10,000 of the Company's outstanding Series D Convertible Preferred Stock (the "Series D Preferred Stock") along with an aggregate of 992,942 warrants (the "Series C Warrants" and "Series D Warrants," and together with the Series D Preferred Stock, the "Series D Securities") from the original holders of the Series D Securities for an aggregate of $10 million. Upon consummation of the acquisition, ACO, the original holders of the Series D Securities and the Company agreed to eliminate the floating conversion price feature of the Series D Preferred Stock and to certain restrictions regarding sales of the Series D Securities.

    On October 23, 1998, the Company announced the consummation of the Transaction. In connection with the Transaction, ACO purchased from the Company, for an additional $20,000,000, 20,000 shares of Series E Preferred Stock, which shares are convertible into 13,333,333 shares of Common Stock. As part of the Transaction, TMC was granted a five year option to purchase up to 212,500 shares of Common Stock, subject to certain vesting requirements, at an exercise price of $1.32 and warrants to purchase up to 3,762,500 shares of Common Stock at exercise prices ranging from $1.32 to $3.00. Financing for the Transaction was obtained through the private placement of equity interests in ACO. A portion of the $20,000,000 was used to repay in full the Company's obligations to its secured lender. The remainder of the funds was used to pay certain expenses of the Transaction and for working capital purposes.

    As of the closing of the Transaction, members of ACO and TMC beneficially owned an aggregate of 26,619,854 shares of Common Stock (which included shares of Common Stock underlying the Series E Preferred Stock, the Series D Preferred Stock, the Series D Warrants and the Series C Warrants (collectively, the "Securities")), along with the TMC options and TMC warrants set forth above, which represented approximately 34% of the then outstanding Common Stock on a fully diluted basis. Immediately following consummation of the Transaction, ACO was dissolved and the Securities were distributed to the investor group pro rata according to each person's membership interest in ACO. In connection with the dissolution of ACO, each of its members granted TMC an irrevocable proxy to vote his or her shares with regard to any election of Directors of the Company.

    Pursuant to the terms of the Transaction, (i) the stockholders of the Company elected Messrs. Lehman and Weiss and Andrew M. Schuon to the Company's Board of Directors, (ii) each of Albert R. Dowden, William M. Goldstein, Frederick S. Hammer, Robert N. Verratti and Jon W. Yoskin resigned from the Board of Directors, effective October 23, 1998, (iii) the size of the Board of Directors was reduced from nine to seven members and (iv) Stuart D. Buchalter, David E. Salzman and Robert W. Crawford were appointed to the Board of Directors. Following consummation of the Transaction, Mr. Lehman was appointed Chairman of the Board and Chief Executive Officer, Mr. Weiss was appointed Vice Chairman of the Board and Chief Operating Officer, John W. Kirby was appointed President and Mr. Yukelson was appointed Executive Vice President/Finance and Chief Financial Officer and Secretary of the Company.

                        SECURITY OWNERSHIP OF MANAGEMENT

    On January 21, 1999, there were outstanding and entitled to vote approximately 30,450,988 shares of Common Stock, 5,000 shares of Series B Preferred Stock (each of which is entitled to 14.8 votes on all matters expected to be presented to the Company's stockholders at the Special Meeting), and 20,000 shares of Series E Preferred Stock (each of which is entitled to 666 votes on all matters expected to be presented to the Company's stockholders at the Special Meeting). The following table sets forth certain information at January 21, 1999 with respect to the beneficial ownership of shares of Common Stock by (i) each existing Director, (ii) each executive officer of the Company and (iii) all Directors and executive officers of the Company as a group. The address for each such person is 15821 Ventura Boulevard, 5th Floor, Los Angeles, California 91436.

                                                            TOTAL NUMBER OF SHARES  PERCENT OF COMMON  PERCENT OF
                                                               OF COMMON STOCK            STOCK           TOTAL
                                                                 BENEFICIALLY         BENEFICIALLY       VOTING
NAME(1)                                                          OWNED(2)(3)           OWNED(4)(5)     POWER(4)(6)
----------------------------------------------------------  ----------------------  -----------------  -----------
Stuart D. Buchalter.......................................              5,000               *               *
Robert W. Crawford........................................              5,000               *               *
John W. Kirby.............................................          1,057,567                3.4%            2.4%
Stephen C. Lehman.........................................          5,068,093               14.3%           10.4%
David E. Salzman..........................................            670,369                2.2%            1.5%
Andrew M. Schuon..........................................              5,000               *               *
Eric R. Weiss(7)..........................................          1,778,399                5.5%            3.9%
Daniel M. Yukelson........................................            580,655                1.9%            1.3%
All executive officers and Directors as a group (8
  persons)................................................          9,170,083               23.3%           17.4%

------------------------

*   Less than 1%.

(1) To the Company's knowledge, except as noted below, each Director and executive officer listed above has sole voting and investment power (with his spouse, in certain circumstances) with respect to all shares indicated as beneficially owned by such Director or executive officer.

(2) Includes shares which may be acquired upon the exercise of immediately exercisable outstanding employee stock options in accordance with Rule 13d-3 under the Exchange Act as follows: Mr. Buchalter: 5,000; Mr. Crawford:
    5,000; Mr. Kirby: 330,000; Mr. Lehman: 125,000; Mr. Salzman: 5,000; Mr.
    Schuon: 5,000; Mr. Weiss: 75,000; and Mr. Yukelson: 12,500.

(3) Includes shares which may be acquired upon the exercise of immediately exercisable warrants in accordance with Rule 13d-3 under the Exchange Act as follows: Mr. Kirby: 112,579; Mr. Lehman: 2,010,641; Mr. Salzman: 27,010; Mr.
    Weiss: 481,517; and Mr. Yukelson: 323,803.

(4) All percentages are rounded to the nearest tenth of a percent.

(5) Based on 30,450,988 shares issued and outstanding as of January 21, 1999, as determined in accordance with Rule 13d-3.

(6) Based on 43,858,371 shares issued and outstanding as of January 21, 1999, which assumes conversion of all outstanding shares of Voting Preferred Stock, as determined in accordance with Rule 13d-3.

(7) Includes shares of Common Stock held by the Eric R. Weiss Charitable Remainder Trust.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The following table sets forth certain information at January 21, 1999 with respect to each person other than those listed under "Security Ownership of Management," known by the Company to beneficially own more than 5% of the Common Stock as determined in accordance with Rule 13d-3. The information set forth below is derived, without independent investigation on the part of the Company, from the most recent filings made by such persons on Schedule 13D and Schedule 13G pursuant to Rule 13d-3. RGC Capital Investors LDC and Capital Ventures International each own shares of Series D Preferred Stock and warrants which may, in certain circumstances, be converted into or exercised for a number of shares of Common Stock in excess of 4.9% of the number of outstanding shares of Common Stock.

                                                                        TOTAL NUMBER
                                                                        OF SHARES OF       PERCENT      PERCENT OF
                                                            SERIES E    COMMON STOCK    COMMON STOCK       TOTAL
                                                 COMMON     PREFERRED   BENEFICIALLY    BENEFICIALLY      VOTING
                                                STOCK(2)      STOCK       OWNED(3)       OWNED(4)(5)    POWER(4)(6)
                                               ----------  -----------  -------------  ---------------  -----------
Gruber & McBaine Capital.....................   3,555,633     1,742.8      4,717,500          13.4%           9.7%
Management, L.L.C.(7)
Jon D. Gruber
Lagunitas Partners, L.P.
GMJ Investments, L.P.
50 Osgood Place Penthouse
San Francisco, California 94133

Jacor Communications Company.................   3,672,138       6,971      8,319,472          21.5%          15.9%
50 East River Center Boulevard,
12th Floor
Covington, Kentucky 41011

McCullough, Andrews..........................   1,861,632           0      1,861,632           6.1%           4.2%
& Cappiello, Inc. (8)
101 California Street
Suite 4250
San Francisco, California 94111

Safeguard Scientifics, Inc.(9)(10)(11).......   3,672,260           0      3,672,260          10.8%           7.7%
800 The Safeguard Building
435 Devon Park Drive
Wayne, Pennsylvania 19087

------------------------

(1) To the Company's knowledge, except as otherwise indicated in the footnotes to this table, each of the persons named in this table has sole voting and investment power with respect to all shares of Common Stock reported as beneficially owned by such person.

(2) In accordance with Rule 13d-3, includes shares which may be acquired upon the exercise of immediately exercisable outstanding stock options and warrants and upon conversion of Series D Preferred Stock.

(3) In accordance with Rule 13d-3, includes shares of Common Stock issuable upon the conversion of Voting Preferred Stock.

(4) All percentages are rounded to the nearest tenth of a percent.

(5) Based on 30,450,988 shares issued and outstanding as of January 21, 1999, as determined in accordance with Rule 13d-3.

(6) Based on 43,858,371 shares issued and outstanding as of January 21, 1999, which assumes conversion of all outstanding shares of Voting Preferred Stock, as determined in accordance with Rule 13d-3.

(7) Based on information contained in Schedule 13D dated November 3, 1998. Gruber and McBaine Capital Management, L.L.C. (the "LLC") is an investment adviser. Messrs. Gruber & McBaine are the managers of the LLC. Lagunitas Partners, L.P. and GMJ Investments, L.P. are investment limited partnerships. LLC is the general partner of the investment limited partnerships.

(8) Based on information contained in a Schedule 13G dated February 17, 1998. McCullough, Andrews & Cappiello, Inc. have sole voting and dispositive power with respect to 17,232 shares of Common Stock and shared voting and dispositive power with respect to 1,844,400 shares of Common Stock.

(9) Based on a Statement of Changes in Beneficial Ownership on Form 4 filed by Safeguard Scientifics, Inc. ("Safeguard") on December 30, 1998.

(10) Includes shares which may be acquired upon the exercise of immediately exercisable warrants in accordance with Rule 13d-3 under the Exchange Act.

(11) All shares listed as beneficially owned by Safeguard are held in the name of Safeguard Scientifics (Delaware), Inc. ("SSD"). SSD is a wholly owned subsidiary of Safeguard. Safeguard and SSD each have shared voting and investment power with respect to such shares.

                                   PROPOSAL I
                     APPROVAL OF AMENDMENT TO THE COMPANY'S
               CERTIFICATE OF INCORPORATION TO EFFECT NAME CHANGE

    On January 7, 1999, the Board of Directors unanimously adopted a resolution that would amend the Company's Certificate of Incorporation to change the Company's name to E4L, Inc., subject to approval of the Company's stockholders.

    The Company desires to change the name of the Company from National Media Corporation to E4L, Inc. in order to align the Company's name with the new marketplace for its products, the Internet, and to emphasize the expansion of the Company's marketing methods and product distribution to include electronic commerce, its membership-based shopping club, as well as transactional television/infomercials.

    If approved by the stockholders at the Special Meeting, the new name will become effective upon the filing of an amendment to the Company's Certificate of Incorporation with the Department of State of the State of Delaware. The change of corporate name will be accomplished by amending Article First of the Company's Certificate of Incorporation to read as follows:

               "First: The name of the corporation is E4L, Inc."

    The change in corporate name will not affect the validity or transferability of stock certificates presently outstanding, and the Company stockholders will not be required to exchange stock certificates to reflect the new name. Stockholders should keep the certificates they now hold, which will continue to be valid, and should not send them to the Company or its transfer agent.

    If the name change is approved, the Company's trading symbol on the New York Stock Exchange, the Philadelphia Stock Exchange and the Chicago Board of Options Exchange will be changed from "NM" to "ETV."

    If there exists any circumstance which would make consummation of the name change inadvisable in the judgment of the Board of Directors, the proposal to amend the Certificate of Incorporation may be terminated by the Board of Directors either before or after approval of the name change by the stockholders.

              VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

    The affirmative vote of the holders of a majority of the shares of Common Stock and Voting Preferred Stock entitled to notice of, and to vote at, the Special Meeting, voting as a single class on an as converted basis, is required to adopt the proposal to amend the Certificate of Incorporation to change the name of the Company.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO E4L, INC.

                           OTHER STOCKHOLDER MATTERS
  STOCKHOLDER PROPOSALS FOR THE COMPANY'S NEXT ANNUAL MEETING OF STOCKHOLDERS

    Any stockholder who intends to present a proposal for consideration at the Company's next annual meeting of stockholders intended to occur on or about August 31, 1999 must submit his or her proposal to the Company on or before May 2, 1999 in order to have the Company consider the inclusion of such proposal in the Company's Proxy Statement and form of proxy relating to such annual meeting. Reference is made to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for information concerning the content and form of such proposal and the manner in which such proposal must be made. Notice of proposals of stockholders submitted outside of the process of Rule 14a-8 is considered untimely if such notice is not received by the Company within a reasonable time before it mails its 1999 proxy statement and form of proxy.

                                 OTHER BUSINESS

    The Board of Directors is not aware of any other matters that may be brought before the Special Meeting. If other matters not now known come before the Special Meeting, the persons named in the accompanying form of proxy or their substitutes will vote such proxy in accordance with their judgment.

                           NATIONAL MEDIA CORPORATION

                               COMMON STOCK PROXY


           This Proxy is solicited on behalf of the Board of Directors


    I hereby constitute and appoint Stephen C. Lehman and Daniel M. Yukelson, and each of them acting individually, my true and lawful agents and proxies, with full power of substitution in each, to vote all shares of Common Stock held of record by me at the Special Meeting of Stockholders of National Media Corporation to be held on February 25, 1999 and any adjournments or postponements thereof. I direct said proxies to vote as specified on the reverse side.

    Unless otherwise specified, all shares will be voted for the proposal to be acted upon at the Special Meeting. This Proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the Special Meeting or any adjournment or postponement thereof.

    Please mark, sign, date and return the Proxy Card promptly.

1. Proposal I, to approve an amendment to National Media Corporation's Certificate of Incorporation to change the name of National Media Corporation to E4L, Inc.


    FOR                     AGAINST                       ABSTAIN

   /  /                      /  /                          /  /


The undersigned hereby revokes all previous proxies for the Special Meeting and acknowledges receipt of the Notice of Meeting and Proxy Statement of National Media Corporation.


                  Date:                             , 1999
                       -----------------------------


                  ----------------------------------------

                  ----------------------------------------

                  By:
                     -------------------------------------


       NOTE: Please sign this proxy exactly as name(s) appear in address.
           When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such.

                           NATIONAL MEDIA CORPORATION

            SERIES B CONVERTIBLE PREFERRED STOCK PROXY (BLUE STRIPE)


           This Proxy is solicited on behalf of the Board of Directors


    I hereby constitute and appoint Stephen C. Lehman and Daniel M. Yukelson, and each of them acting individually, my true and lawful agents and proxies, with full power of substitution in each, to vote all shares of Series B Convertible Preferred Stock held of record by me at the Special Meeting of Stockholders of National Media Corporation to be held on February 25, 1999 and any adjournments or postponements thereof. I direct said proxies to vote as specified on the reverse side.

    Unless otherwise specified, all shares will be voted for the proposal to be acted upon at the Special Meeting. This Proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the Special Meeting or any adjournment or postponement thereof.

    Please mark, sign, date and return the Proxy Card promptly.

1. Proposal I, to approve an amendment to National Media Corporation's Certificate of Incorporation to change the name of National Media Corporation to E4L, Inc.


    FOR                     AGAINST                       ABSTAIN

   /  /                      /  /                          /  /


The undersigned hereby revokes all previous proxies for the Special Meeting and acknowledges receipt of the Notice of Meeting and Proxy Statement of National Media Corporation.


                  Date:                             , 1999
                       -----------------------------


                  ----------------------------------------

                  ----------------------------------------

                  By:
                     -------------------------------------

       NOTE: Please sign this proxy exactly as name(s) appear in address.
           When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such.

                           NATIONAL MEDIA CORPORATION

            SERIES E CONVERTIBLE PREFERRED STOCK PROXY (GREEN STRIPE)


           This Proxy is solicited on behalf of the Board of Directors


    I hereby constitute and appoint Stephen C. Lehman and Daniel M. Yukelson, and each of them acting individually, my true and lawful agents and proxies, with full power of substitution in each, to vote all shares of Series E Convertible Preferred Stock held of record by me at the Special Meeting of Stockholders of National Media Corporation to be held on February 25, 1999 and any adjournments or postponements thereof. I direct said proxies to vote as specified on the reverse side.

    Unless otherwise specified, all shares will be voted for the proposal to be acted upon at the Special Meeting. This Proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the Special Meeting or any adjournment or postponement thereof.

    Please mark, sign, date and return the Proxy Card promptly.

1. Proposal I, to approve an amendment to National Media Corporation's Certificate of Incorporation to change the name of National Media Corporation to E4L, Inc.


    FOR                     AGAINST                       ABSTAIN

   /  /                      /  /                          /  /


The undersigned hereby revokes all previous proxies for the Special Meeting and acknowledges receipt of the Notice of Meeting and Proxy Statement of National Media Corporation.


                  Date:                             , 1999
                       -----------------------------


                  ----------------------------------------

                  ----------------------------------------

                  By:
                     -------------------------------------

       NOTE: Please sign this proxy exactly as name(s) appear in address.
           When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such.